UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2015

EXTERRAN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure

On August 4, 2015, Exterran Partners, L.P. (the “Partnership”) held a conference call regarding the Partnership’s financial results for the quarter ended June 30, 2015.  The transcript of that conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of the Exterran Partners, L.P. Conference Call with respect to the Quarter Ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

August 4, 2015	By:	/s/ Kenneth R. Bickett
Kenneth R. Bickett
Vice President, Controller

Exhibit Index

Exhibit No.	Description
99.1	Transcript of the Exterran Partners, L.P. Conference Call with respect to the Quarter Ended June 30, 2015.